Common Stock and Additional Paid-in Capital	6 Months Ended
Jun. 30, 2017
Common Stock and Additional Paid-in Capital [Abstract]
Common Stock and Additional Paid-in Capital
11. Common Stock and Additional Paid-in Capital:
General
On April 24, 2017, the Company's Annual General Meeting of Shareholders (the “Meeting”), approved the increase in the Company's authorized share capital of one billion (1,000,000,000) common shares of a par value of US$0.01 each and five hundred million (500,000,000) preferred shares of a par value of US$0.01 each to one trillion (1,000,000,000,000) common shares of a par value of US $0.01 each and five hundred million (500,000,000) preferred shares of a par value of US$0.01 each.
Following such Meeting and as of June 30, 2017, the Company's authorized capital stock consisted of 1,000,000,000,000 common shares and 500,000,000 preferred shares par value $0.01 per share.
All Company's common stock has equal voting rights and participates equally in dividend distributions.
Treasury stock
During the year ended December 31, 2015, the Company exchanged the $120,000 Exchangeable Promissory Note for an aggregate amount of 22,222,222 of the Company's shares owned by DryShips (Note 4). These shares were not retired and are held as treasury stock.
On April 5, 2016, the Company's unrestricted subsidiary, Ocean Rig Investments Inc., purchased 56,079,533 shares of the Company's common stock previously held by DryShips (Note 4). These shares were not retired and are treated as treasury stock for accounting purposes since under U.S. GAAP the parent's shares purchased by a subsidiary are treated as treasury shares. The Company is incorporated in the Cayman Islands. Under Cayman Islands law, shares of a parent company held by a subsidiary company are not characterized as treasury shares, are entitled to vote and be counted in determining the total number of outstanding shares in the Company.